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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ______________

                                    FORM 8-K
                                 ______________

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):   FEBRUARY 15, 2007





                           THINKENGINE NETWORKS, INC.
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             (Exact name of registrant as specified in its charter)



          DELAWARE                    1-8496                     20-8058881
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(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)



              100 NICKERSON ROAD, MARLBOROUGH, MASSACHUSETTS 01752
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)



                                 (508) 624-7600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Director and Officer Indemnification Agreements
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            On February 15, 2007, ThinkEngine Networks, Inc. (the "Company")
executed indemnification agreements for the benefit of each of its non-employee directors (Robert C. Fleming, William A. Merritt, Robert H. Scott, William J. Stuart, and John E. Sweeney) and corporate officers (Michael G. Mitchell, John Steinkrauss, Paul Gagne Amy M. Tefft and Harold Mayer). The indemnification agreements supplement indemnification provisions contained in the Company's certificate of incorporation and bylaws.

            In general, the indemnification agreements provide that the Company will indemnify each indemnitee to the fullest extent permitted or required by the laws of the State of Delaware from any losses arising out of or resulting from acts or failures to act by each indemnitee in his capacity as a director, officer, employee or agent of the Company, from acts or failures to act by the indemnitee in respect of any business of the Company and from the indemnitee's status as a director, officer, employee or agent of the Company. In addition, the indemnification agreements provide for the advancement of expenses incurred by the indemnitee in connection with any proceeding covered by the agreement, provided that the indemnitee will repay any amounts actually advanced if it is determined that such amounts were in excess of amounts paid or payable by the indemnitee in respect of expenses relating to an indemnifiable claim. The agreements also establish procedures for the defense of indemnifiable claims, generally require the Company to maintain director and officer insurance and address continuation of coverage after the indemnitee ceases to be a director or officer of the Company. The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by reference to the form of indemnification agreement, a copy of which is filed as
Exhibit 10.1 hereto and incorporated herein by reference.




ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

    EXHIBIT    DESCRIPTION
    -------    -----------------------------------------------------------------

    10.1       Form of Director and Officer Indemnification Agreement




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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  THINKENGINE NETWORKS, INC.



Date:  February 16, 2007          By: /s/ John Steinkrauss
                                      ------------------------------------------
                                      John Steinkrauss
                                      Vice President and Chief Financial Officer























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